EXHIBIT 99.2

                        NOTICE OF GUARANTEED DELIVERY FOR

                              MAXXIM MEDICAL, INC.

        This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Maxxim Medical, Inc. (the "Company") made pursuant to the Prospectus, dated October ___, 1996 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to First Union National Bank of North Carolina (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

    DELIVERY TO: FIRST UNION NATIONAL BANK OF NORTH CAROLINA, EXCHANGE AGENT

                     BY MESSENGER, MAIL, OVERNIGHT DELIVERY:

                   First Union National Bank of North Carolina
                       230 South Tryon Street, 11th Floor
                      Charlotte, North Carolina 28288-1153
                      Attention: Corporate Trust Operations

                             FACSIMILE TRANSMISSION:
                                 (704) 383-9716

                              CONFIRM BY TELEPHONE:
                                 (704) 383-0048
                               Ms. Marilyn Johnson

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

        Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:            Name(s) of Record Holders(s):

$______________________________________            _____________________________
   Note Nos. (if available):                       _____________________________
                                                   Address(es):
_______________________________________
_______________________________________            _____________________________
                                                   _____________________________

If Old Notes will be delivered by                  Area Code and Telephone
book-entry transfer to The Depositary              Numbers(s):
Trust Company, provide account number.
                                                   _____________________________
                                                   Signature(s):
Account Number ________________________            _____________________________
                                                   _____________________________

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, the Old Notes described above, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm: _________________________            _____________________________
                                                       (Authorized Signature)
Address: ______________________________
_______________________________________

Area Code and
Telephone Number: _____________________
                                                   Title: ______________________
                                                   Name:  ______________________
                                                   Date:  ______________________